                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO ADVANTAGE MUNICIPAL INCOME
COUNSELOR SERIES TRUST)                 TRUST II
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INCOME TRUST
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO DYNAMIC CREDIT OPPORTUNITIES
SERIES)                                 FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO PENNSYLVANIA VALUE MUNICIPAL
(INVESCO INVESTMENT SECURITIES FUNDS)   INCOME TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO SECURITIES TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-      INVESCO SENIOR INCOME TRUST
EXEMPT FUNDS)                           INVESCO TRUST FOR INVESTMENT GRADE
AIM TREASURER'S SERIES TRUST (INVESCO   MUNICIPALS
TREASURER'S SERIES TRUST)               INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO   NEW YORK MUNICIPALS
VARIABLE INSURANCE FUNDS)               INVESCO VALUE MUNICIPAL INCOME TRUST

    on behalf of the Funds listed in
    the Exhibit to this Memorandum of
    Agreement

    By:     /s/ John M. Zerr
            --------------------------

    Title:  Senior Vice President

    INVESCO ADVISERS, INC.

    By:     /s/ John M. Zerr
            --------------------------

    Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR SERIES TRUST
  (INVESCO COUNSELOR SERIES                             EFFECTIVE  EXPIRATION
  TRUST)                         WAIVER DESCRIPTION       DATE        DATE
  --------------------------  ------------------------  ---------- ----------
   Invesco Strategic Real        Invesco will waive
     Return Fund                advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         4/30/2014  06/30/2017

  AIM INVESTMENT FUNDS                                  EFFECTIVE  EXPIRATION
  (INVESCO INVESTMENT FUNDS      WAIVER DESCRIPTION       DATE        DATE
  -------------------------   ------------------------  ---------- ----------
   Invesco Global Targeted       Invesco will waive
     Returns Fund               advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         12/17/2013 06/30/2017

   Invesco Strategic             Invesco will waive
     Income Fund                advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments          5/2/2014  06/30/2017

   Invesco Unconstrained         Invesco will waive
     Bond Fund                  advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         10/14/2014 06/30/2017

  AIM TREASURER'S SERIES
  TRUST (INVESCO TREASURER'S                            EFFECTIVE  EXPIRATION
  SERIES TRUST)                  WAIVER DESCRIPTION       DATE        DATE
  --------------------------  ------------------------  ---------- ----------
   Premier Portfolio          Invesco will waive
                              advisory fees in the
                              amount of 0.07% of the
                              Fund's average daily net
                              assets                     2/1/2011  12/31/2015

   Premier U.S.               Invesco will waive
     Government Money         advisory fees in the
     Portfolio                amount of 0.07% of the
                              Fund's average daily net
                              assets                     2/1/2011  12/31/2015

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL
---------                                  ----------------- ---------------
Invesco American Franchise Fund            February 12, 2010  June 30, 2017
Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2017
Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2017
Invesco Equity and Income Fund             February 12, 2010  June 30, 2017
Invesco Floating Rate Fund                   July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2017
Invesco Growth and Income Fund             February 12, 2010  June 30, 2017
Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2017
Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2017
Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2017
Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                     EFFECTIVE DATE COMMITTED UNTIL
---------                                     -------------- ---------------
Invesco Charter Fund                           July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund              July 1, 2007   June 30, 2017
Invesco Summit Fund                            July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco European Small Company Fund            July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                July 1, 2007   June 30, 2017
Invesco International Small Company Fund       July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                  July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Asia Pacific Growth Fund               July 1, 2007   June 30, 2017
Invesco European Growth Fund                   July 1, 2007   June 30, 2017
Invesco Global Growth Fund                     July 1, 2007   June 30, 2017
Invesco Global Opportunities Fund             August 3, 2012  June 30, 2017
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007   June 30, 2017
Invesco International Core Equity Fund         July 1, 2007   June 30, 2017
Invesco International Growth Fund              July 1, 2007   June 30, 2017
Invesco Select Opportunities Fund             August 3, 2012  June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco All Cap Market Neutral Fund         December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                   November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund           May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency
  Debt Fund                                   June 14, 2010     June 30, 2017
Invesco Endeavor Fund                          July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund             May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund          December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/     September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/     December 17, 2013   June 30, 2017
Invesco Greater China Fund                     July 1, 2007     June 30, 2017
Invesco International Total Return Fund        July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund              December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets
  Fund                                      December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund     December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund               December 17, 2013   June 30, 2017
Invesco MLP Fund                             August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                 February 12, 2010   June 30, 2017
Invesco Premium Income Fund                 December 13, 2011   June 30, 2017
Invesco Select Companies Fund                  July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                  May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund              October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2017
Invesco High Yield Fund                         July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2017
Invesco Money Market Fund                       July 1, 2007     June 30, 2017
Invesco Real Estate Fund                        July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2017
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                       ----------------- ---------------
Invesco American Value Fund                February 12, 2010  June 30, 2017
Invesco Comstock Fund                      February 12, 2010  June 30, 2017
Invesco Energy Fund                          July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                 July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund               February 12, 2010  June 30, 2017
Invesco Technology Fund                      July 1, 2007     June 30, 2017
Invesco Technology Sector Fund             February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund           February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                       ----------------- ---------------
Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal
  Income Fund                              February 12, 2010  June 30, 2017
Invesco Municipal Income Fund              February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund   July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                       ----------------- ---------------
Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund           February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/5/                                  December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund            April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund               July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
----                                       ---------------- ---------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                          January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                       EFFECTIVE DATE COMMITTED UNTIL
----                                       -------------- ---------------
Invesco Conservative Income Fund            July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                       EFFECTIVE DATE COMMITTED UNTIL
----                                       -------------- ---------------
Invesco Advantage Municipal Income
  Trust II                                  May 15, 2012   June 30, 2017
Invesco California Value Municipal Income
  Trust                                     May 15, 2012   June 30, 2017
Invesco Dynamic Credit Opportunities Fund   May 15, 2012   June 30, 2017
Invesco High Income Trust II                May 15, 2012   June 30, 2017
Invesco Municipal Opportunity Trust         May 15, 2012   June 30, 2017
Invesco Municipal Trust                     May 15, 2012   June 30, 2017
Invesco Pennsylvania Value Municipal
  Income Trust                              May 15, 2012   June 30, 2017
Invesco Senior Income Trust                 May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade
  New York Municipals                       May 15, 2012   June 30, 2017
Invesco Value Municipal Income Trust        June 1, 2010   June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in
       the Exhibits to this Memorandum of
       Agreement

       By:  /s/ John M. Zerr
            --------------------------

       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            --------------------------

       Title: Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
       Class A Shares                    Contractual     2.00%      July 1, 2013      June 30, 2016
       Class B Shares                    Contractual     2.75%      July 1, 2013      June 30, 2016
       Class C Shares                    Contractual     2.75%      July 1, 2013      June 30, 2016
       Class R Shares                    Contractual     2.25%      July 1, 2013      June 30, 2016
       Class R5 Shares                   Contractual     1.75%      July 1, 2013      June 30, 2016
       Class R6 Shares                   Contractual     1.75%      July 1, 2013      June 30, 2016
       Class Y Shares                    Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
       Class A Shares                    Contractual     1.50%      July 1, 2012      June 30, 2016
       Class B Shares                    Contractual     2.00%      July 1, 2012      June 30, 2016
       Class C Shares                    Contractual     2.00%      July 1, 2012      June 30, 2016
       Class Y Shares                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
       Class A Shares                    Contractual     0.86%    January 1, 2015   December 31, 2015
       Class B Shares                    Contractual     1.61%    January 1, 2015   December 31, 2015
       Class C Shares                    Contractual     1.61%    January 1, 2015   December 31, 2015
       Class R Shares                    Contractual     1.11%    January 1, 2015   December 31, 2015
       Class R5 Shares                   Contractual     0.61%    January 1, 2015   December 31, 2015
       Class R6 Shares                   Contractual     0.61%    January 1, 2015   December 31, 2015
       Class Y Shares                    Contractual     0.61%    January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
       Class A Shares                    Contractual     2.00%      July 1, 2012      June 30, 2016
       Class B Shares                    Contractual     2.75%      July 1, 2012      June 30, 2016
       Class C Shares                    Contractual     2.75%      July 1, 2012      June 30, 2016
       Class R Shares                    Contractual     2.25%      July 1, 2012      June 30, 2016
       Class R6 Shares                   Contractual     1.75%   September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
       Class A Shares                    Contractual     1.50%      July 1, 2012      June 30, 2016
       Class B Shares                    Contractual     2.25%      July 1, 2012      June 30, 2016
       Class C Shares                    Contractual     2.25%      July 1, 2012      June 30, 2016
       Class R Shares                    Contractual     1.75%      July 1, 2012      June 30, 2016
       Class R5 Shares                   Contractual     1.25%      July 1, 2012      June 30, 2016
       Class R6 Shares                   Contractual     1.25%   September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
       Class A Shares                    Contractual     1.50%     April 14, 2006     June 30, 2016
       Class C Shares                    Contractual     2.00%     April 14, 2006     June 30, 2016
       Class R Shares                    Contractual     1.75%     April 14, 2006     June 30, 2016
       Class R5 Shares                   Contractual     1.25%     April 14, 2006     June 30, 2016
       Class R6 Shares                   Contractual     1.25%   September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
       Class A Shares                    Contractual     2.00%      July 1, 2009      June 30, 2016
       Class B Shares                    Contractual     2.75%      July 1, 2009      June 30, 2016
       Class C Shares                    Contractual     2.75%      July 1, 2009      June 30, 2016
       Class R5 Shares                   Contractual     1.75%      July 1, 2009      June 30, 2016
       Class R6 Shares                   Contractual     1.75%   September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual     1.75%      July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%             July 1, 2012      June 30, 2016
       Class R6 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016
       Investor Class Shares               Contractual         2.00%             July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
       Class A Shares                      Contractual         1.50%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.25%             July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Small Cap Discovery Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class R6 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
       Class A Shares                      Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
       Class C Shares                      Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class R Shares                      Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
       Class R5 Shares                     Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class R6 Shares                     Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class Y Shares                      Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)


                               CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                           ------------ ----------  ------------------ -------------
Invesco Charter Fund
       Class A Shares          Contractual    2.00%        July 1, 2009    June 30, 2016
       Class B Shares          Contractual    2.75%        July 1, 2009    June 30, 2016
       Class C Shares          Contractual    2.75%        July 1, 2009    June 30, 2016
       Class R Shares          Contractual    2.25%        July 1, 2009    June 30, 2016
       Class R5 Shares         Contractual    1.75%        July 1, 2009    June 30, 2016
       Class R6 Shares         Contractual    1.75%     September 24, 2012 June 30, 2016
       Class S Shares          Contractual    1.90%     September 25, 2009 June 30, 2016
       Class Y Shares          Contractual    1.75%        July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                 ------------ ----------  ------------------ -------------
Invesco Diversified Dividend Fund
       Class A Shares                Contractual    2.00%        July 1, 2013    June 30, 2016
       Class B Shares                Contractual    2.75%        July 1, 2013    June 30, 2016
       Class C Shares                Contractual    2.75%        July 1, 2013    June 30, 2016
       Class R Shares                Contractual    2.25%        July 1, 2013    June 30, 2016
       Class R5 Shares               Contractual    1.75%        July 1, 2013    June 30, 2016
       Class R6 Shares               Contractual    1.75%        July 1, 2013    June 30, 2016
       Class Y Shares                Contractual    1.75%        July 1, 2013    June 30, 2016
       Investor Class Shares         Contractual    2.00%        July 1, 2013    June 30, 2016

Invesco Summit Fund
       Class A Shares                Contractual    2.00%        July 1, 2009    June 30, 2016
       Class B Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
       Class C Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
       Class P Shares                Contractual    1.85%        July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual    1.75%        July 1, 2009    June 30, 2016
       Class S Shares                Contractual    1.90%     September 25, 2009 June 30, 2016
       Class Y Shares                Contractual    1.75%        July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
       Class A Shares                     Contractual     2.25%      July 1, 2009    June 30, 2016
       Class B Shares                     Contractual     3.00%      July 1, 2009    June 30, 2016
       Class C Shares                     Contractual     3.00%      July 1, 2009    June 30, 2016
       Class Y Shares                     Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
       Class A Shares                     Contractual     2.25%      July 1, 2013    June 30, 2016
       Class B Shares                     Contractual     3.00%      July 1, 2013    June 30, 2016
       Class C Shares                     Contractual     3.00%      July 1, 2013    June 30, 2016
       Class R Shares                     Contractual     2.50%      July 1, 2013    June 30, 2016
       Class R5 Shares                    Contractual     2.00%      July 1, 2013    June 30, 2016
       Class Y Shares                     Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
       Class A Shares                     Contractual     2.25%      July 1, 2009    June 30, 2016
       Class B Shares                     Contractual     3.00%      July 1, 2009    June 30, 2016
       Class C Shares                     Contractual     3.00%      July 1, 2009    June 30, 2016
       Class R5 Shares                    Contractual     2.00%      July 1, 2009    June 30, 2016
       Class R6 Shares                    Contractual     2.00%   September 24, 2012 June 30, 2016
       Class Y Shares                     Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Small Cap Equity Fund
       Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2016
       Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2016
       Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2016
       Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2016
       Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2016
       Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2016
       Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
       Class A Shares                       Contractual     0.52%    October 14, 2014  October 31, 2016
       Class C Shares                       Contractual     1.27%    October 14, 2014  October 31, 2016
       Class R Shares                       Contractual     0.77%    October 14, 2014  October 31, 2016
       Class R5 Shares                      Contractual     0.27%    October 14, 2014  October 31, 2016
       Class R6 Shares                      Contractual     0.27%    October 14, 2014  October 31, 2016
       Class Y Shares                       Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2050 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement Now Fund
       Class A Shares                            Contractual     0.25%    November 4, 2009  April 30, 2016
       Class AX Shares                           Contractual     0.25%   February 12, 2010  April 30, 2016
       Class B Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
       Class C Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
       Class CX Shares                           Contractual     1.00%   February 12, 2010  April 30, 2016
       Class R Shares                            Contractual     0.50%    November 4, 2009  April 30, 2016
       Class R5 Shares                           Contractual     0.00%    November 4, 2009  April 30, 2016
       Class R6 Shares                           Contractual     0.00%   September 24, 2012 April 30, 2016
       Class RX Shares                           Contractual     0.50%   February 12, 2010  April 30, 2016
       Class Y Shares                            Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
       Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R Shares                            Contractual     1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2016
       Class S Shares                            Contractual     1.40%      July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
       Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2016
       Class R6 Shares                           Contractual     1.25%   September 24, 2012 June 30, 2016
       Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
       Class A Shares                            Contractual     1.46%      May 1, 2015     April 30, 2016
       Class B Shares                            Contractual     2.21%      May 1, 2015     April 30, 2016
       Class C Shares                            Contractual     2.21%      May 1, 2015     April 30, 2016
       Class R Shares                            Contractual     1.71%      May 1, 2015     April 30, 2016
       Class R5 Shares                           Contractual     1.21%      May 1, 2015     April 30, 2016
       Class Y Shares                            Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
       Class A Shares                            Contractual     2.00%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.75%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.75%      July 1, 2012    June 30, 2016
       Class R Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.75%      July 1, 2012    June 30, 2016
       Class S Shares                            Contractual     1.90%      July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.75%      July 1, 2012    June 30, 2016

Invesco Income Allocation Fund
       Class A Shares                            Contractual     0.25%      May 1, 2012     April 30, 2016
       Class B Shares                            Contractual     1.00%      May 1, 2012     April 30, 2016
       Class C Shares                            Contractual     1.00%      May 1, 2012     April 30, 2016
       Class R Shares                            Contractual     0.50%      May 1, 2012     April 30, 2016
       Class R5 Shares                           Contractual     0.00%      May 1, 2012     April 30, 2016
       Class Y Shares                            Contractual     0.00%      May 1, 2012     April 30, 2016

Invesco International Allocation Fund
       Class A Shares                            Contractual     2.25%      May 1, 2012     June 30, 2016
       Class B Shares                            Contractual     3.00%      May 1, 2012     June 30, 2016
       Class C Shares                            Contractual     3.00%      May 1, 2012     June 30, 2016
       Class R Shares                            Contractual     2.50%      May 1, 2012     June 30, 2016
       Class R5 Shares                           Contractual     2.00%      May 1, 2012     June 30, 2016
       Class Y Shares                            Contractual     2.00%      May 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                 ------------ --------------------- ------------------ --------------
Invesco Mid Cap Core Equity Fund
       Class A Shares                Contractual         2.00%             July 1, 2009    June 30, 2016
       Class B Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class C Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class R Shares                Contractual         2.25%             July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual         1.75%             July 1, 2009    June 30, 2016
       Class R6 Shares               Contractual         1.75%          September 24, 2012 June 30, 2016
       Class Y Shares                Contractual         1.75%             July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
       Class A Shares                Contractual         1.50%             July 1, 2012    June 30, 2016
       Class B Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class C Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class R Shares                Contractual         1.75%             July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual         1.25%             July 1, 2012    June 30, 2016
       Class S Shares                Contractual         1.40%             July 1, 2012    June 30, 2016
       Class Y Shares                Contractual         1.25%             July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
       Class A Shares                Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2016
       Class C Shares                Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class R Shares                Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2016
       Class R5 Shares               Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class R6 Shares               Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class Y Shares                Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
       Class A Shares                Contractual         2.00%             July 1, 2009    June 30, 2016
       Class B Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class C Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class R Shares                Contractual         2.25%             July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual         1.75%             July 1, 2009    June 30, 2016
       Class R6 Shares               Contractual         1.75%          September 24, 2012 June 30, 2016
       Class Y Shares                Contractual         1.75%             July 1, 2009    June 30, 2016
       Investor Class Shares         Contractual         2.00%             July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
       Class A Shares                Contractual         1.50%             July 1, 2012    June 30, 2016
       Class B Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class C Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual         1.25%             July 1, 2012    June 30, 2016
       Class Y Shares                Contractual         1.25%             July 1, 2012    June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
       Class A Shares                Contractual     2.25%     July 1, 2009    June 30, 2016
       Class B Shares                Contractual     3.00%     July 1, 2009    June 30, 2016
       Class C Shares                Contractual     3.00%     July 1, 2009    June 30, 2016
       Class Y Shares                Contractual     2.00%     July 1, 2009    June 30, 2016

Invesco European Growth Fund
       Class A Shares                Contractual     2.25%     July 1, 2009    June 30, 2016
       Class B Shares                Contractual     3.00%     July 1, 2009    June 30. 2016
       Class C Shares                Contractual     3.00%     July 1, 2009    June 30, 2016
       Class R Shares                Contractual     2.50%     July 1, 2009    June 30, 2016
       Class Y Shares                Contractual     2.00%     July 1, 2009    June 30, 2016
       Investor Class Shares         Contractual     2.25%     July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Global Growth Fund
       Class A Shares                       Contractual     2.25%    January 1, 2013     June 30, 2016
       Class B Shares                       Contractual     3.00%    January 1, 2013     June 30. 2016
       Class C Shares                       Contractual     3.00%    January 1, 2013     June 30, 2016
       Class R5 Shares                      Contractual     2.00%    January 1, 2013     June 30, 2016
       Class R6 Shares                      Contractual     2.00%    January 1, 2013     June 30, 2016
       Class Y Shares                       Contractual     2.00%    January 1, 2013     June 30, 2016

Invesco Global Opportunities Fund
       Class A Shares                       Contractual     1.36%     August 1, 2012   February 29, 2016
       Class C Shares                       Contractual     2.11%     August 1, 2012   February 29, 2016
       Class R Shares                       Contractual     1.61%     August 1, 2012   February 29, 2016
       Class R5 Shares                      Contractual     1.11%     August 1, 2012   February 29, 2016
       Class R6 Shares                      Contractual     1.11%   September 24, 2012 February 29, 2016
       Class Y Shares                       Contractual     1.11%     August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
       Class A Shares                       Contractual     2.25%      July 1, 2009      June 30. 2016
       Class B Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2009      June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Core Equity Fund
       Class A Shares                       Contractual     2.25%      July 1, 2009      June 30. 2016
       Class B Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class R Shares                       Contractual     2.50%      July 1, 2009      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2009      June 30, 2016
       Class R6 Shares                      Contractual     2.00%   September 24, 2012   June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016
       Investor Class Shares                Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco International Growth Fund
       Class A Shares                       Contractual     2.25%      July 1, 2013      June 30, 2016
       Class B Shares                       Contractual     3.00%      July 1, 2013      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2013      June 30, 2016
       Class R Shares                       Contractual     2.50%      July 1, 2013      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2013      June 30, 2016
       Class R6 Shares                      Contractual     2.00%      July 1, 2013      June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
       Class A Shares                       Contractual     1.51%     August 1, 2012   February 29, 2016
       Class C Shares                       Contractual     2.26%     August 1, 2012   February 29, 2016
       Class R Shares                       Contractual     1.76%     August 1, 2012   February 29, 2016
       Class R5 Shares                      Contractual     1.26%     August 1, 2012   February 29, 2016
       Class R6 Shares                      Contractual     1.26%   September 24, 2012 February 29, 2016
       Class Y Shares                       Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ----------------- -----------------
Invesco All Cap Market Neutral Fund
       Class A Shares                Contractual     1.62%   December 17, 2013 February 29, 2016
       Class C Shares                Contractual     2.37%   December 17, 2013 February 29, 2016
       Class R Shares                Contractual     1.87%   December 17, 2013 February 29, 2016
       Class R5 Shares               Contractual     1.37%   December 17, 2013 February 29, 2016
       Class R6 Shares               Contractual     1.37%   December 17, 2013 February 29, 2016
       Class Y Shares                Contractual     1.37%   December 17, 2013 February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
       Class A Shares                             Contractual     2.00%      July 1, 2012      June 30. 2016
       Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2016
       Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2016
       Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2016
       Class R5 Shares                            Contractual     1.75%      July 1, 2012      June 30, 2016
       Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
       Class A Shares                             Contractual     2.00%      July 1, 2014      June 30. 2016
       Class B Shares                             Contractual     2.75%      July 1, 2014      June 30, 2016
       Class C Shares                             Contractual     2.75%      July 1, 2014      June 30, 2016
       Class R Shares                             Contractual     2.25%      July 1, 2014      June 30, 2016
       Class R5 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2016
       Class R6 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2016
       Class Y Shares                             Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
       Class A Shares                             Contractual     2.25%      July 1, 2012      June 30. 2016
       Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2016
       Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2016
       Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2016
       Class R6 Shares                            Contractual     2.00%   September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Emerging Markets Equity Fund
       Class A Shares                             Contractual     1.85%      May 11, 2011    February 29, 2016
       Class C Shares                             Contractual     2.60%      May 11, 2011    February 29, 2016
       Class R Shares                             Contractual     2.10%      May 11, 2011    February 29, 2016
       Class R5 Shares                            Contractual     1.60%      May 11, 2011    February 29, 2016
       Class R6 Shares                            Contractual     1.60%   September 24, 2012 February 29, 2016
       Class Y Shares                             Contractual     1.60%      May 11, 2011    February 29, 2016

Invesco Emerging Market Local Currency Debt Fund
       Class A Shares                             Contractual     1.24%     June 14, 2010    February 29, 2016
       Class B Shares                             Contractual     1.99%     June 14, 2010    February 29, 2016
       Class C Shares                             Contractual     1.99%     June 14, 2010    February 29, 2016
       Class R Shares                             Contractual     1.49%     June 14, 2010    February 29, 2016
       Class Y Shares                             Contractual     0.99%     June 14, 2010    February 29, 2016
       Class R5 Shares                            Contractual     0.99%     June 14, 2010    February 29, 2016
       Class R6 Shares                            Contractual     0.99%   September 24, 2012 February 29, 2016

Invesco Endeavor Fund
       Class A Shares                             Contractual     2.00%      July 1, 2009      June 30. 2016
       Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2016
       Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2016
       Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2016
       Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2016
       Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
       Class A Shares                             Contractual     2.00%      July 1, 2012      June 30. 2016
       Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2016
       Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2016
       Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2016
       Investor Class Shares                      Contractual     2.00%      July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                          ------------ --------------------- ------------------ -----------------
Invesco Global Infrastructure Fund
       Class A Shares                         Contractual         1.40%             May 2, 2014     February 29, 2016
       Class C Shares                         Contractual         2.15%             May 2, 2014     February 29, 2016
       Class R Shares                         Contractual         1.65%             May 2, 2014     February 29, 2016
       Class Y Shares                         Contractual         1.15%             May 2, 2014     February 29, 2016
       Class R5 Shares                        Contractual         1.15%             May 2, 2014     February 29, 2016
       Class R6 Shares                        Contractual         1.15%             May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
       Class A Shares                         Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
       Class C Shares                         Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R Shares                         Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
       Class A Shares                         Contractual         1.62%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.37%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         1.87%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.37%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.37%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.37%          December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
       Class A Shares                         Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
       Class C Shares                         Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R Shares                         Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Greater China Fund
       Class A Shares                         Contractual         2.25%             July 1, 2009      June 30, 2016
       Class B Shares                         Contractual         3.00%             July 1, 2009      June 30, 2016
       Class C Shares                         Contractual         3.00%             July 1, 2009      June 30, 2016
       Class R5 Shares                        Contractual         2.00%             July 1, 2009      June 30, 2016
       Class Y Shares                         Contractual         2.00%             July 1, 2009      June 30, 2016

Invesco International Total Return Fund
       Class A Shares                         Contractual         1.10%            March 31, 2006   February 29, 2016
       Class B Shares                         Contractual         1.85%            March 31, 2006   February 29, 2016
       Class C Shares                         Contractual         1.85%            March 31, 2006   February 29, 2016
       Class R5 Shares                        Contractual         0.85%           October 3, 2008   February 29, 2016
       Class R6 Shares                        Contractual         0.85%          September 24, 2012 February 29, 2016
       Class Y Shares                         Contractual         0.85%            March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
       Class A Shares                         Contractual         1.87%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.62%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         2.12%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.62%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.62%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.62%          December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets Fund
       Class A Shares                         Contractual         1.72%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.47%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         1.97%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.47%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.47%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.47%          December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ----------------- -----------------
Invesco MLP Fund
       Class A Shares                    Contractual         1.50%           August 29, 2014  February 29, 2016
       Class C Shares                    Contractual         2.25%           August 29, 2014  February 29, 2016
       Class R Shares                    Contractual         1.75%           August 29, 2014  February 29, 2016
       Class R5 Shares                   Contractual         1.25%           August 29, 2014  February 29, 2016
       Class R6 Shares                   Contractual         1.25%           August 29, 2014  February 29, 2016
       Class Y Shares                    Contractual         1.25%           August 29, 2014  February 29, 2016

Invesco Macro International Equity Fund
       Class A Shares                    Contractual         1.43%          December 17, 2013 February 29, 2016
       Class C Shares                    Contractual         2.18%          December 17, 2013 February 29, 2016
       Class R Shares                    Contractual         1.68%          December 17, 2013 February 29, 2016
       Class R5 Shares                   Contractual         1.18%          December 17, 2013 February 29, 2016
       Class R6 Shares                   Contractual         1.18%          December 17, 2013 February 29, 2016
       Class Y Shares                    Contractual         1.18%          December 17, 2013 February 29, 2016

Invesco Macro Long/Short Fund
       Class A Shares                    Contractual         1.87%          December 17, 2013 February 29, 2016
       Class C Shares                    Contractual         2.62%          December 17, 2013 February 29, 2016
       Class R Shares                    Contractual         2.12%          December 17, 2013 February 29, 2016
       Class R5 Shares                   Contractual         1.62%          December 17, 2013 February 29, 2016
       Class R6 Shares                   Contractual         1.62%          December 17, 2013 February 29, 2016
       Class Y Shares                    Contractual         1.62%          December 17, 2013 February 29, 2016

Invesco Pacific Growth Fund
       Class A Shares                    Contractual         2.25%            July 1, 2012      June 30. 2016
       Class B Shares                    Contractual         3.00%            July 1, 2012      June 30, 2016
       Class C Shares                    Contractual         3.00%            July 1, 2012      June 30, 2016
       Class R Shares                    Contractual         2.50%            July 1, 2012      June 30, 2016
       Class R5 Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
       Class Y Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Premium Income Fund
       Class A Shares                    Contractual         1.05%            March 1, 2015   February 29, 2016
       Class C Shares                    Contractual         1.80%            March 1, 2015   February 29, 2016
       Class R Shares                    Contractual         1.30%            March 1, 2015   February 29, 2016
       Class R5 Shares                   Contractual         0.80%            March 1, 2015   February 29, 2016
       Class R6 Shares                   Contractual         0.80%            March 1, 2015   February 29, 2016
       Class Y Shares                    Contractual         0.80%            March 1, 2015   February 29, 2016

Invesco Select Companies Fund
       Class A Shares                    Contractual         2.00%            July 1, 2009      June 30. 2016
       Class B Shares                    Contractual         2.75%            July 1, 2009      June 30, 2016
       Class C Shares                    Contractual         2.75%            July 1, 2009      June 30, 2016
       Class R Shares                    Contractual         2.25%            July 1, 2009      June 30, 2016
       Class R5 Shares                   Contractual         1.75%            July 1, 2009      June 30, 2016
       Class Y Shares                    Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
       Class A Shares                    Contractual  0.85% less net AFFE*     May 2, 2014    February 29, 2016
       Class C Shares                    Contractual  1.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R Shares                    Contractual  1.10% less net AFFE*     May 2, 2014    February 29, 2016
       Class Y Shares                    Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R5 Shares                   Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R6 Shares                   Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016

Invesco Unconstrained Bond Fund
       Class A Shares                    Contractual  1.04% less net AFFE*  October 14, 2014  February 29, 2016
       Class C Shares                    Contractual  1.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R Shares                    Contractual  1.29% less net AFFE*  October 14, 2014  February 29, 2016
       Class Y Shares                    Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R5 Shares                   Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R6 Shares                   Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016

See page 16 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco Corporate Bond Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class R6 Shares                  Contractual      1.25%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
       Class A Shares                   Contractual      2.00%      July 1, 2009    June 30, 2016
       Class B Shares                   Contractual      2.75%      July 1, 2009    June 30, 2016
       Class C Shares                   Contractual      2.75%      July 1, 2009    June 30, 2016
       Class R Shares                   Contractual      2.25%      July 1, 2009    June 30, 2016
       Class R5 Shares                  Contractual      1.75%      July 1, 2009    June 30, 2016
       Class R6 Shares                  Contractual      1.75%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.75%      July 1, 2009    June 30, 2016

Invesco High Yield Fund
       Class A Shares                   Contractual      1.50%      July 1, 2013    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2013    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2013    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class R6 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2013    June 30, 2016
       Investor Class Shares            Contractual      1.50%      July 1, 2013    June 30, 2016

Invesco Limited Maturity Treasury Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class A2 Shares                  Contractual      1.40%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016

Invesco Real Estate Fund
       Class A Shares                   Contractual      2.00%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.75%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.75%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R6 Shares                  Contractual      1.75%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Investor Class Shares            Contractual      2.00%      July 1, 2012    June 30, 2016

Invesco Short Term Bond Fund
       Class A Shares                   Contractual      1.40%      July 1, 2013    June 30, 2016
       Class C Shares                   Contractual     1.75%/2/    July 1, 2013    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2013    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class R6 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2013    June 30, 2016

Invesco U.S. Government Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016
       Investor Class Shares            Contractual      1.50%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ------------------ ---------------
Invesco American Value Fund
       Class A Shares                Contractual     2.00%      July 1, 2013     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2013     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2013     June 30, 2016
       Class R Shares                Contractual     2.25%      July 1, 2013     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2013     June 30, 2016
       Class R6 Shares               Contractual     1.75%      July 1, 2013     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
       Class A Shares                Contractual     2.00%      July 1, 2012     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2012     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2012     June 30, 2016
       Class R Shares                Contractual     2.25%      July 1, 2012     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2012     June 30, 2016
       Class R6 Shares               Contractual     1.75%   September 24, 2012  June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
       Class A Shares                Contractual     2.00%      July 1, 2009     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2009     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2009     June 30, 2016
       Investor Class Shares         Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
       Class A Shares                Contractual     1.14%   September 1, 2014  August 31, 2016
       Class B Shares                Contractual     1.89%   September 1, 2014  August 31, 2016
       Class C Shares                Contractual     1.89%   September 1, 2014  August 31, 2016
       Class R5 Shares               Contractual     0.89%   September 1, 2014  August 31, 2016
       Class R6 Shares               Contractual     0.89%   September 1, 2014  August 31, 2016
       Class Y Shares                Contractual     0.89%   September 1, 2014  August 31, 2016
       Investor Class Shares         Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
       Class A Shares                Contractual     2.00%      July 1, 2009     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2009     June 30, 2016
       Investor Class Shares         Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
       Class A Shares                Contractual     1.15%     July 15, 2013     July 31, 2015
       Class B Shares                Contractual     1.90%     July 15, 2013     July 31, 2015
       Class C Shares                Contractual     1.90%     July 15, 2013     July 31, 2015
       Class R Shares                Contractual     1.40%     July 15, 2013     July 31, 2015
       Class R5 Shares               Contractual     0.90%     July 15, 2013     July 31, 2015
       Class R6 Shares               Contractual     0.90%     July 15, 2013     July 31, 2015
       Class Y Shares                Contractual     0.90%     July 15, 2013     July 31, 2015

Invesco Mid Cap Growth Fund
       Class A Shares                Contractual     2.00%     August 1, 2015    June 30, 2016
       Class B Shares                Contractual     2.75%     August 1, 2015    June 30, 2016
       Class C Shares                Contractual     2.75%     August 1, 2015    June 30, 2016
       Class R Shares                Contractual     2.25%     August 1, 2015    June 30, 2016
       Class R5 Shares               Contractual     1.75%     August 1, 2015    June 30, 2016
       Class R6 Shares               Contractual     1.75%     August 1, 2015    June 30, 2016
       Class Y Shares                Contractual     1.75%     August 1, 2015    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual     1.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
       Investor Class Shares         Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
       Class A Shares                Contractual     2.00%   February 12, 2010 June 30, 2016
       Class B Shares                Contractual     2.75%   February 12, 2010 June 30, 2016
       Class C Shares                Contractual     2.75%   February 12, 2010 June 30, 2016
       Class Y Shares                Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class R Shares                Contractual     2.25%     July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual     1.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
       Class A Shares                            Contractual     1.50%     July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%     July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%     July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.25%     July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
       Class A Shares                            Contractual     0.80%     July 1, 2013    June 30, 2016
       Class B Shares                            Contractual     1.55%     July 1, 2013    June 30, 2016
       Class C Shares                            Contractual     1.55%     July 1, 2013    June 30, 2016
       Class Y Shares                            Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
       Class A Shares                            Contractual     1.50%     July 1, 2013    June 30, 2016
       Class B Shares                            Contractual     2.25%     July 1, 2013    June 30, 2016
       Class C Shares                            Contractual     2.25%     July 1, 2013    June 30, 2016
       Class Y Shares                            Contractual     1.25%     July 1, 2013    June 30, 2016
       Investor Class                            Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
       Class A Shares                            Contractual     1.50%     July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%     July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%     July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal Income Fund
       Class A Shares                            Contractual     1.50%     July 1, 2012    June 30, 2016
       Class A2 Shares                           Contractual     1.25%     July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%     June 30, 2013   June 30, 2016
       Class R5 Shares                           Contractual     1.25%     July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.25%     July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                               ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
       Institutional Class         Contractual     0.28%     July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                              ------------ --------------------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual  1.15% less net AFFE*  January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2015

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%           April 30, 2015   April 30, 2016
   Series II Shares                            Contractual         0.86%           April 30, 2015   April 30, 2016

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual    1.50%       May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    1.75%       May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual    0.78%       May 1. 2013     April 30, 2016
   Series II Shares                      Contractual    1.03%       May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual    1.50%       May 1, 2014     June 30, 2016
   Series II Shares                      Contractual    1.75%       May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual    2.25%       July 1, 2012    June 30, 2016
   Series II Shares                      Contractual    2.50%       July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual    2.00%       May 1, 2015     June 30, 2016
   Series II Shares                      Contractual    2.25%       May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual    2.00%       May 1. 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual    2.00%       July 1, 2014    June 30, 2016
   Series II Shares                      Contractual    2.25%       July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual    1.50%       May 1. 2013     June 30, 2016
   Series II Shares                      Contractual    1.75%       May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual    2.00%       July 1, 2012    June 30, 2016
   Series II Shares                      Contractual    2.25%       July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual    2.00%       May 1. 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual    2.00%       May 1. 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual    2.00%       May 1. 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%       May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary      0.52%    August 27, 2012  June 30, 2016

Invesco California Value Municipal Income Trust   Voluntary      0.73%     July 1, 2016         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- --------------
Invesco Municipal Opportunity Trust   Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust   Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals   Voluntary      0.69%    August 27, 2012       N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ----------------- --------------
Invesco Value Municipal Income Trust   Voluntary      0.70%    January 1, 2015  June 30, 2016